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                                                                    Exhibit 99.4

                             JOINT FILING AGREEMENT

         Joint Filing Agreement, dated as of May 18, 2004, by and among Mellon Ventures, L.P., MVMA, L.P., MVMA, Inc., Mellon Financial Corporation and Mellon Bank, N.A. Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Amendment No. 3 to Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: May 18, 2004

                                         MELLON VENTURES, L.P.
                                           By: MVMA, L.P., its general partner
                                           By: MVMA, INC., its general partner

                                         By: /s/ Ronald J. Coombs
                                             -----------------------------------
                                                 Ronald J. Coombs
                                                 Chief Financial Officer

                                         MVMA, L.P.
                                           By: MVMA, INC., its general partner

                                         By: /s/ Ronald J. Coombs
                                             -----------------------------------
                                                 Ronald J. Coombs
                                                 Chief Financial Officer


                                         MVMA, INC.

                                         By: /s/ Ronald J. Coombs
                                             -----------------------------------
                                                 Ronald J. Coombs
                                                 Chief Financial Officer


                                         MELLON FINANCIAL CORPORATION

                                         By: /s/ Carl Krasik
                                             -----------------------------------
                                                 Carl Krasik
                                                 Secretary


                                         MELLON BANK, N.A.

                                         By: /s/ Carl Krasik
                                             -----------------------------------
                                                 Carl Krasik
                                                 Assistant Secretary